Exhibit 24

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and all amendments, exhibits and supplements thereto.

Date:	February 27, 2007	/s/ JENNE K. BRITELL
Jenne K. Britell

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and all amendments, exhibits and supplements thereto.

Date:	February 27, 2007	/s/ L. ROBERT JOHNSON
L. Robert Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and all amendments, exhibits and supplements thereto.

Date:	February 27, 2007	/s/ PAULA A. JOHNSON
Paula A. Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and all amendments, exhibits and supplements thereto.

Date:	February 27, 2007	/s/ WILLIAM H. LONGFIELD
William H. Longfield

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and all amendments, exhibits and supplements thereto.

Date:	February 27, 2007	/s/ JOHN P. NEAFSEY
John P. Neafsey

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and all amendments, exhibits and supplements thereto.

Date:	February 27, 2007	/s/ ANTHONY WELTERS
Anthony Welters

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and all amendments, exhibits and supplements thereto.

Date:	February 27, 2007	/s/ GEOFFREY F. WORDEN
Geoffrey F. Worden

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and all amendments, exhibits and supplements thereto.

Date:	February 27, 2007	/s/ ROBERT C. YOUNG, M.D.
Robert C. Young, M.D.

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and all amendments, exhibits and supplements thereto.

Date:	February 27, 2007	/s/ PATRICK J. ZENNER
Patrick J. Zenner